SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2010

PACIFIC LAND AND COFFEE CORPORATION

(Exact name of Company as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

         0-30595

           33-0619256

(Commission File Number)

(IRS Employer Identification No.)

201 St. Charles Ave., Ste. 2557-A,  New Orleans, LA  70170-1000

(Address of Principal Executive Offices)

(504) 599-5684

(Issuer’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01        Changes in Company’s Certifying Accountant

On October 5, 2010 our current independent registered public accounting firm, Mantyla McReynolds, LLC (“MMR”), informed us that they had resigned as our independent registered public accounting firm. As of October 5, 2010, the Company's Board of Directors had not taken action to replace MMR.

The report of MMR dated July 22, 2010 on the Company's financial statements for the fiscal years ending March 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that such report did contain an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

During the fiscal years ending March 31, 2010 and  2009, and through the interim period from April 1, 2010 to October 5, 2010, the date of MMR's resignation, the Company did not have any disagreements with MMR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MMR's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

During our two most recent fiscal years and the subsequent interim period through October 5, 2010, the date of MMR's resignation, the Company has not consulted with MMR regarding either (i) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided MMR with a copy of this Current Report on Form 8-K prior to filing such report with the Securities and Exchange Commission. We requested that MMR provide us with a letter stating whether or not it agrees with the above statements. A copy of the letter provided by MMR is filed as Exhibit 16.1 to this Form 8-K.

On October 11, 2010, the Company engaged M&K CPAS, PLLC as its new independent auditors. This engagement was approved by the Board of Directors. During the two fiscal years ended March 31, 2010, and the interim period until the engagement of M&K CPAS, PLLC,  the  Company  did not consult with M&K CPAS, PLLC on the  application  of accounting  principles to any specific transaction nor the type of audit opinion that  might  be  rendered  on the  Company's  financial  statements.  Further, M&K CPAS, PLLC  did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or "reportable event" or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.  Financial Statements and Exhibits

(b) Exhibits

16.1

Letter from Mantyla McReynolds, LLC. Filed with original filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 9, 2010

PACIFIC LAND AND COFFEE CORPORATION

By:

/s/ Andrew V. Reid

Andrew V. Reid

Chief Executive Officer